UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 15, 2015

The Boston Beer Company, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	001-14092	04-3284048
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Design Center Place, Suite 850, Boston, Massachusetts		02210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(617) 368-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 15, 2015, the Board of Directors of The Boston Beer Company, Inc. (NYSE: SAM) authorized an increase in the aggregate expenditure limit for the Company’s stock repurchase program by $50.0 million, thereby increasing the limit from $475.0 million to $525.0 million. A copy of the Company’s press release announcing the increase in the aggregate expenditure limit for the stock repurchase program is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 – Release of The Boston Beer Company, Inc. dated October 19, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc.

October 19, 2015	By:	/s/ William F. Urich

Name: William F. Urich
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release